EXECUTION COPY

FOURTH AMENDMENT
TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT dated as of March 11, 2009 (this “Amendment No. 4”), to the Existing Credit Agreement is among FERRO CORPORATION, an Ohio corporation (the “Company”), each Lender party hereto, CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Term Loan Administrative Agent, and NATIONAL CITY BANK, as Revolving Loan Administrative Agent and Collateral Agent.

W I T N E S S E TH:

WHEREAS, the Company, the Lenders, the Term Loan Administrative Agent, the Revolving Loan Administrative Agent and the Collateral Agent are all parties to the Amended and Restated Credit Agreement, dated as of June 8, 2007 (as otherwise amended, restated, supplemented, waived or otherwise modified prior to the date hereof, the “Existing Credit Agreement,” and as amended, restated, supplemented, waived or otherwise modified by this Amendment No. 4 and as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement as set forth in this Amendment No. 4;

WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Existing Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, capitalized terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment No. 4 with such meanings.

NOW, THEREFORE, the parties hereto hereby agree and covenant as follows:

ARTICLE I.
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 4 Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article I.

SECTION 1.01 Amendments to Article I. Article I of the Existing Credit Agreement is hereby amended as set forth below:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

““Amendment No. 4” means that certain Fourth Amendment to this Agreement dated as of March 11, 2009, among the Company, the Administrative Agents and the Lenders party thereto.”

““Amendment No. 4 Effective Date” means the date of satisfaction of the conditions referred to in Article II of Amendment No. 4.”

““Defaulting Lender” means any Revolving Loan Lender that has failed to fund any portion of its Revolving Loans, participations in Letters of Credit or participations in Swing Line Loans within three Business Days of the date required to be funded by it hereunder, or any Revolving Loan Lender that has (a) notified the Company, the Revolving Loan Administrative Agent, the Issuer, the Swing Line Lender or any Revolving Loan Lender in writing that it does not intend to comply with any or all of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (b) failed, within three Business Days after a request by the Revolving Loan Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Revolving Loans, participations in then outstanding Letters of Credit and participations in then outstanding Swing Line Loans, (c) otherwise failed to pay over to the Revolving Loan Administrative Agent or any other Revolving Loan Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (d) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.”

(b) The definition of “Alternate Base Rate” is hereby amended and restated in its entirety to read as follows:

““Alternate Base Rate” means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of (a) the Base Rate in effect on such day; (b) the Federal Funds Rate in effect on such day plus 1/2 of 1% and (c) the LIBO Rate (Reserve Adjusted) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Revolving Loan Administrative Agent will give notice promptly to the Company and the Lenders of changes in the Alternate Base Rate; provided that the failure to give such notice shall not affect the Alternate Base Rate in effect after such change.”

(c) The definition of “Applicable Commitment Fee Margin” is hereby amended and restated to read in its entirety as follows:

““Applicable Commitment Fee Margin” means with respect to the Revolving Loan Commitment, (a) prior to the Amendment No. 4 Effective Date, the applicable percentage then in effect under this Agreement (prior to giving effect to Amendment No. 4) pursuant to the terms thereof, (b) as of the Amendment No. 4 Effective Date to the date on which the Administrative Agents receive a Compliance Certificate pursuant to clause (c) of Section 7.1.1 for the Fiscal Quarter ending March 31, 2009, 0.75% and (c) thereafter, the applicable percentage set forth below determined by reference to the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agents pursuant to clause (c) of Section 7.1.1:

		Applicable

		Commitment

		Fee Margin

		For Revolving

	Leverage Ratio	Loan Commitment

Level I	<3.50:1	0.50%
Level II	=3.50:1 but <4.00:1	0.50%
Level III	=4.00:1 but <5.00:1	0.75%
Level IV	=5.00:1	0.75%

Changes in the Applicable Commitment Fee Margin resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following delivery by the Company to the Administrative Agents of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1; provided that if a Compliance Certificate is not delivered when due in accordance with such Section, then the Applicable Commitment Fee Margin shall increase to the next higher level above the Applicable Commitment Fee Margin then in effect, which increased Applicable Commitment Fee Margin shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered.

In the event that any financial statement or Compliance Certificate for any period ending on or after December 31, 2008 delivered pursuant to clauses (a), (b) or (c) of Section 7.1.1 is inaccurate (regardless of whether this Agreement or the Revolving Loan Commitments are in effect when such inaccuracy is discovered) (it being understood and agreed that a change in GAAP that has a retroactive effect shall not cause previously delivered financial statements or Compliance Certificates to be deemed to be inaccurate), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Commitment Fee Margin for any period (an “Applicable Period”) than the Applicable Commitment Fee Margin applied for such Applicable Period, then (i) the Company shall immediately deliver to the Administrative Agents a corrected financial statement and a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Commitment Fee Margin shall be determined based on the corrected Compliance Certificate for such Applicable Period, and (iii) the Company shall immediately pay to the Revolving Loan Administrative Agent (for the account of the Revolving Loan Lenders during the Applicable Period or their successors and assigns) the accrued additional commitment fees owing as a result of such increased Applicable Commitment Fee Margin for such Applicable Period. This paragraph shall not limit the rights of the Administrative Agents or the Lenders with respect to Article VIII hereof, and shall survive the termination of this Agreement for a period of two years.”

(d) The definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

““Applicable Margin” means:

(a) with respect to Term Loans, (i) prior to the Amendment No. 4 Effective Date, 1.00% for Base Rate Loans and 2.00% for LIBO Rate Loans and (ii) on and after the Amendment No. 4 Effective Date, 5.00% for Base Rate Loans and 6.00% for LIBO Rate Loans; and

(b) with respect to Revolving Loans and Swing Line Loans (other than Swing Line Loans being maintained as Money Market Rate Loans), (i) prior to the Amendment No. 4 Effective Date, the applicable percentage then in effect under this Agreement (prior to giving effect to Amendment No. 4) pursuant to the terms thereof, (ii) from the Amendment No. 4 Effective Date to the date on which the Administrative Agents receive a Compliance Certificate pursuant to clause (c) of Section 7.1.1 for the Fiscal Quarter ending March 31, 2009, 5.00% per annum for Base Rate Loans and 6.00% per annum for LIBO Rate Loans and (c) thereafter, the applicable percentage set forth below determined by reference to the Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agents pursuant to clause (c) of Section 7.1.1:

		Applicable	Applicable

		Margin for	Margin for

		Revolving	Revolving

	Leverage Ratio	Base Rate Loans	LIBO Rate Loans

Level I	<3.50:1	3.50%	4.50%
Level II	=3.50:1 but <4.00:1	4.00%	5.00%
Level III	=4.00:1 but <5.00:1	4.50%	5.50%
Level IV	=5.00:1	5.00%	6.00%

Changes in the Applicable Margin pursuant to this clause (b) resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following delivery by the Company to the Administrative Agents of a new Compliance Certificate pursuant to clause (c) of Section 7.1.1; provided that if a Compliance Certificate is not delivered when due in accordance with such Section, then the Applicable Margin shall increase to the next higher level above the Applicable Margin then in effect, which increased Applicable Margin shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered.

In the event that any financial statement or Compliance Certificate for any period ending on or after December 31, 2008 delivered pursuant to clauses (a), (b) or (c) of Section 7.1.1 is inaccurate (regardless of whether this Agreement or the Revolving Loan Commitments are in effect when such inaccuracy is discovered) (it being understood and agreed that a change in GAAP that has a retroactive effect shall not cause previously delivered financial statements or Compliance Certificates to be deemed to be inaccurate), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) the Company shall immediately deliver to the Administrative Agents a corrected financial statement and a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined based on the corrected Compliance Certificate for such Applicable Period, and (iii) the Company shall immediately pay to the Revolving Loan Administrative Agent (for the account of the Revolving Loan Lenders during the Applicable Period or their successors and assigns) the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period. This paragraph shall not limit the rights of the Administrative Agents or the Lenders with respect to Section 3.2.2 and Article VIII hereof, and shall survive the termination of this Agreement for a period of two years.”

(e) The definition of “EBITDA” is hereby amended and restated in its entirety to read as follows:

““EBITDA” means, for any applicable period, the sum of (a) Net Income, plus (b) to the extent deducted in determining Net Income, the sum of (i) amounts attributable to amortization, (ii) income tax expense, (iii) Interest Expense, (iv) depreciation of assets, (v) expenses incurred in connection with the Company’s accounting investigations and audit expenses in an aggregate amount not to exceed $10,000,000 for each of the 2005 Fiscal Year and 2006 Fiscal Year, respectively, none of which remains available as of the Amendment No. 4 Effective Date, (vi) restructuring expenses (including expenses relating to modifications to the Company’s retirement programs) in an aggregate amount not to exceed $30,000,000 in the aggregate for the 2006 and 2007 Fiscal Years, none of which remains available as of the Amendment No. 4 Effective Date, (vii) restructuring expenses related to additional restructuring initiatives for the 2007, 2008 and 2009 Fiscal Years in an amount not to exceed $30,000,000 in any such Fiscal Year or $45,000,000 in the aggregate, of which approximately $6,000,000 remains available as of September 30, 2008, (viii) restructuring expenses that are related to cost-savings initiatives related to additional restructuring initiatives for the 2009 and 2010 Fiscal Years in an aggregate amount not to exceed $36,000,000, (ix) non-cash pension expenses with respect to the 2009 Fiscal Year incurred in excess of cash contributions in connection with pension plans in an aggregate amount not to exceed $14,000,000 in such Fiscal Year, (x) non-recurring fees, cash charges and other cash expenses paid in connection with the preparation, negotiation, approval, execution and delivery of Amendment No. 4 (including the fees and expenses of the consultant referred to in Section 7.1.14), (xi) non-cash expenses incurred in connection with asset write-offs, including, but not limited to, goodwill impairments, (xii) if applicable, any swap or hedge breakage costs relating to interest rate swaps or hedges in effect on the Amendment No. 4 Effective Date (including, without limitation, any such costs incurred in connection with a prepayment of the Term Loans) to the extent any such costs do not constitute Interest Expense, (xiii) non-cash losses resulting from mark-to-market accounting treatment of interest rate hedging agreements and (xiv) non-cash losses resulting from mark-to-market accounting treatment of metals owned by the Company as of the date of determination and recorded as assets on the consolidated balance sheet of the Company and its Subsidiaries, minus (c) to the extent added in determining Net Income, the sum of (i) non-cash gains resulting from mark-to-market accounting treatment of interest rate hedging agreements and (ii) non-cash gains resulting from mark-to-market accounting treatment of metals owned by the Company as of the date of determination and recorded as assets on the consolidated balance sheet of the Company and its Subsidiaries.”

(f) The definition of “Excess Cash Flow” is hereby amended by deleting the word “and” set forth before clause (v) thereof and replacing it with a comma and by adding the following to the end thereof:

“and (vi) non-recurring fees, cash charges and other cash expenses paid by the Company and its Subsidiaries in connection with the preparation, negotiation, approval, execution and delivery of Amendment No. 4 (including the fees and expenses of the consultant referred to in Section 7.1.14)”.

(g) The definition of “Fixed Charge Coverage Ratio” is hereby amended and restated in its entirety to read as follows:

““Fixed Charge Coverage Ratio” means, as of the close of any Fiscal Quarter, the ratio computed for the period consisting of such Fiscal Quarter and each of the three immediately preceding Fiscal Quarters of (a) EBITDA (for all such Fiscal Quarters) minus Capital Expenditures made during such Fiscal Quarters; provided that for purposes of calculating the Fixed Charge Coverage Ratio for any Fiscal Quarter ending in the 2007, 2008 and 2009 Fiscal Years, up to $30,000,000 of Capital Expenditures made in any such Fiscal Year, but not exceeding $45,000,000 of Capital Expenditures in all such Fiscal Years, of which approximately $10,000,000 remains available as of September 30, 2008, in each case as related to restructuring initiatives, shall be excluded from such calculation, to (b) the sum (for all such Fiscal Quarters) of (i) Interest Expense actually paid in cash during such Fiscal Quarters (excluding (A) initial issuance costs paid in connection with Indebtedness incurred in respect of the Obligations, (B) any make-whole premium or Interest Expense payable in connection with the prepayment of Indebtedness under the 1998 Indenture, and (C) if applicable, any swap or hedge breakage costs relating to interest rate swaps or hedges in effect on the Amendment No. 4 Effective Date (including, without limitation, any such costs incurred in connection with a prepayment of the Term Loans)), (ii) scheduled principal repayments of Indebtedness (other than Indebtedness issued under the Indentures) actually made during such Fiscal Quarters (including repayments of the Term Loans pursuant to clause (c) of Section 3.1.1), but specifically excluding repayments of the Term Loans pursuant to clauses (d), (e), (f) or (h) of Section 3.1.1, (iii) finance expenses paid in connection with the Permitted Receivables Program during such Fiscal Quarters, and (iv) Restricted Payments made by the Company during such Fiscal Quarters; provided, that Restricted Payments made by the Company during the Fiscal Quarters ending on June 30, 2008, September 30, 2008 and December 31, 2008 shall be calculated on a pro forma basis as if the amount of each such Restricted Payment equals $221,000.”

(h) The definition of “Indebtedness” is hereby amended by adding the following to the end thereof:

“For the avoidance of doubt, on any date, the entire outstanding principal amount of the Company’s 6.50% Convertible Senior Notes due 2013 on such date shall constitute Indebtedness of the Company with respect to such date, notwithstanding the treatment thereof in accordance with GAAP.”

(i) The definition of “Letter of Credit Commitment Amount” is hereby amended and restated in its entirety to read as follows:

““Letter of Credit Commitment Amount” means, on any date, a maximum amount equal to the Dollar Equivalent of $120,000,000, as such amount may be permanently reduced from time to time pursuant to Section 2.2.”

(j) The definition of “Leverage Ratio” is hereby amended and restated in its entirety to read as follows:

““Leverage Ratio” means, on any date of determination, the ratio of (a) Total Debt outstanding on such date to (b) EBITDA computed for the period of four consecutive Fiscal Quarters most recently ended on or prior to such date; provided that, for purposes of calculating the Leverage Ratio for any date on which Indebtedness is outstanding under each of the 1998 Indenture and the 2008 Indenture, the aggregate amount of Indebtedness thereunder to be included in the calculation of Total Debt for such date shall be the amount equal to the greater of (i) the amount of Indebtedness outstanding under the 1998 Indenture and (ii) the amount of Indebtedness outstanding under the 2008 Indenture, in each case calculated as of such date.”

(k) The definition of “Net Income” is hereby amended and restated in its entirety to read as follows:

““Net Income” means, for any period, the aggregate of all amounts (exclusive of all amounts in respect of (a) extraordinary gains and losses, (b) whether or not extraordinary, gains and losses on asset sales and (c) whether or not extraordinary, gains and losses resulting from the extinguishment of Indebtedness of the Company or any of its Subsidiaries) which would be included as net income on the consolidated financial statements of the Company and its Subsidiaries for such period.”

(l) The definition of “Proceeds Reduction Percentage” is hereby amended and restated in its entirety to read as follows:

““Proceeds Reduction Percentage” means, at any time of determination, (a) with respect to a mandatory prepayment in respect of Net Equity Proceeds pursuant to clause (d) of Section 3.1.1, (i) 80%, if the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Company to the Administrative Agents was greater than or equal to 3.50:1.00 and (ii) 50%, if the Leverage Ratio set forth in such Compliance Certificate was less than 3.50:1.00; and (b) with respect to a mandatory prepayment in respect of Excess Cash Flow pursuant to clause (h) of Section 3.1.1, 100%.”

(m) The definition of “Revolving Loan Commitment Amount” is hereby amended to delete the following words set forth therein: “(i) increased from time to time pursuant to clause (c) of Section 2.1.1 or (ii)”.

(n) The definition of “Specified Disposition” is hereby deleted in its entirety.

(o) Section 1.4(b) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

“As of any date of determination, for purposes of determining the Fixed Charge Coverage Ratio, Leverage Ratio or, pursuant to Section 7.2.4(c), EBITDA (and any financial calculations required to be made or included within such ratios or definition, or required for purposes of preparing any Compliance Certificate to be delivered pursuant to the definition of “Permitted Acquisition”), the calculation of such ratios and other financial calculations shall include or exclude, as the case may be, the effect of any assets or businesses that have been acquired or Disposed of (but only if (i) the Net Disposition Proceeds resulting from such Disposition are more than $5,000,000 and (ii) the EBITDA attributable to the Disposed assets or businesses constitutes more than 1% of EBITDA for the four Fiscal Quarter period most recently ended for which financial statements of the Company have been or are being, as the case may be, delivered to the Administrative Agents) by the Company or any of its Subsidiaries pursuant to the terms hereof (including through mergers or consolidations) as of such date of determination, as determined by the Company on a pro forma basis in accordance with GAAP, which determination may include one-time adjustments or reductions in costs, if any, directly attributable to any such permitted Disposition or Permitted Acquisition, as the case may be, in each case (i) calculated in accordance with Regulation S-X of the Securities Act of 1933, as amended from time to time, and any successor statute, or having been certified by the Chief Financial Officer of the Company as having been prepared in good faith based upon reasonable assumptions, for the period of four Fiscal Quarters most recently ended for which financial statements of the Company have been or are being, as the case may be, delivered to the Administrative Agents (without giving effect to any cost-savings or adjustments relating to synergies resulting from a Permitted Acquisition except as the Administrative Agents shall otherwise agree) and (ii) giving effect to any such Permitted Acquisition or permitted Disposition as if it had occurred on the first day of such four Fiscal Quarter period. For the avoidance of doubt, for purposes of determining the Leverage Ratio (and any financial calculations required to be made or included within such ratio) on a pro forma basis as of any date of determination, the calculation of such Leverage Ratio shall be made using the amount of Total Debt outstanding as of such date of determination and the amount of EBITDA for the four Fiscal Quarter period most recently ended for which financial statements of the Company have been delivered to the Administrative Agents.”

SECTION 1.02 Amendments to Article II. Article II of the Existing Credit Agreement is hereby amended as set forth below:

(a) Section 2.1.1(c) of the Existing Credit Agreement is hereby deleted in its entirety.

(b) The first sentence of Section 2.2 of the Existing Credit Agreement is hereby amended by adding the following to the end thereof:

“provided, further, that the Company shall have the right, upon five Business Days’ written notice to, and the consent (not to be unreasonably withheld or delayed) of, the Revolving Loan Administrative Agent, to automatically and without any further action by any Person and notwithstanding anything contained herein to the contrary and subject to the reallocation (or cash collateralization) of Letter of Credit Outstandings and participations in Swing Line Loans pursuant to Section 2.10, to permanently terminate any then unfunded Revolving Loan Commitments of a Defaulting Lender, whereupon such Defaulting Lender shall cease to have any Revolving Loan Commitments hereunder and the Company shall not be permitted to reborrow any outstanding Revolving Loans of such Defaulting Lender that are repaid or prepaid hereunder (and, for the avoidance of doubt, upon any such repayment or prepayment, the Revolving Loan Commitment of such Defaulting Lender corresponding to the amount so repaid or prepaid shall be deemed permanently terminated)”.

(c) Section 2.2 of the Existing Credit Agreement is hereby amended by adding the following after the first sentence thereof:

“The Revolving Loan Commitment Amount shall also be reduced to the extent provided in Section 3.1.2(c).”

(d) Article II of the Existing Credit Agreement is hereby amended by adding the following as a new Section 2.10:

“SECTION 2.10. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Revolving Loan Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Revolving Loan Lender is a Defaulting Lender:

(a) If a Revolving Loan Lender has any Letter of Credit Outstandings (other than any Letter of Credit Outstandings described in clause (b) of the definition thereof that have been funded by such Defaulting Lender) or if Swing Line Loans are outstanding at any time such Revolving Loan Lender is a Defaulting Lender then:

(i) all or any part of such Letter of Credit Outstandings (other than any Letter of Credit Outstandings described in clause (b) of the definition thereof that have been funded by such Defaulting Lender) and/or participations in Swing Line Loans shall be reallocated among the Revolving Loan Lenders that are not Defaulting Lenders in accordance with their respective Revolving Loan Percentage of the Letter of Credit Outstandings and/or participations in Swing Line Loans but only to the extent (x) the sum of (1) the principal amount of outstanding Revolving Loans of all Revolving Loan Lenders that are not Defaulting Lenders, (2) the Letter of Credit Outstandings of all Revolving Loan Lenders that are not Defaulting Lenders and (3) the participations in outstanding Swing Line Loans of all Revolving Loan Lenders that are not Defaulting Lenders, including their pro rata shares of the Defaulting Lender’s Letter of Credit Outstandings (other than any Letter of Credit Outstandings described in clause (b) of the definition thereof that have been funded by such Defaulting Lender) and participations in outstanding Swing Line Loans, does not exceed the total Revolving Loan Commitments of all Revolving Loan Lenders that are not Defaulting Lenders, (y) the sum of (1) the principal amount of outstanding Revolving Loans of any Revolving Loan Lender that is not a Defaulting Lender, (2) the Letter of Credit Outstandings of such Revolving Loan Lender that is not a Defaulting Lender and (3) the participations in outstanding Swing Line Loans of such Revolving Loan Lender that is not a Defaulting Lender, including its pro rata share of the Defaulting Lender’s allocated Letter of Credit Outstandings (other than any Letter of Credit Outstandings described in clause (b) of the definition thereof that have been funded by such Defaulting Lender) and/or Swing Line Loans, does not exceed the Revolving Loan Commitment of such Revolving Loan Lender that is not a Defaulting Lender, and (z) the conditions set forth in Section 5.2.1 are satisfied at such time;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Company shall, within ten Business Days following notice by the Revolving Loan Administrative Agent, deposit cash collateral in an amount equal to such Defaulting Lender’s Letter of Credit Outstandings (other than any Letter of Credit Outstandings described in clause (b) of the definition thereof that have been funded by such Defaulting Lender) and participations in Swing Line Loans (after giving effect to any partial reallocation pursuant to clause (i) above) into a cash collateral account maintained with (and subject to documentation reasonably satisfactory to) the Collateral Agent for the benefit of the Secured Parties (and over which the Collateral Agent shall have a first priority perfected Lien), for so long as such Letter of Credit Outstandings and/or participations in Swing Line Loans are outstanding; and

(iii) if the Letter of Credit Outstandings of the Revolving Loan Lenders that are not Defaulting Lenders are reallocated pursuant to this Section 2.10(a), then the fees payable to the Revolving Lenders pursuant to Section 3.3.3 shall be adjusted in accordance with such Revolving Loan Lenders’ Revolving Loan Percentage.

(b) So long as any Revolving Loan Lender is a Defaulting Lender, (i) the Issuer shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Loan Commitments of the Revolving Loan Lenders that are not Defaulting Lenders or cash collateral will be provided by the Company satisfactory to the Revolving Loan Administrative Agent and the Issuer, and participating interests in any newly issued or increased Letter of Credit shall be allocated among Revolving Loan Lenders that are not Defaulting Lenders in a manner consistent with Section 2.10(a)(i) (and Defaulting Lenders shall not participate therein) and any unallocated Letter of Credit Outstandings of the Defaulting Lender shall be cash collateralized, and (ii) the Swing Line Lender shall not be required to make Swing Line Loans, unless it is satisfied that the related exposure will be 100% covered by the Revolving Loan Commitments of the Revolving Loan Lenders that are not Defaulting Lenders or cash collateral will be provided by the Company satisfactory to the Revolving Loan Administrative Agent and the Swing Line Lender, and participating interests in any newly made Swing Line Loans shall be allocated among Revolving Loan Lenders that are not Defaulting Lenders in a manner consistent with Section 2.10(a)(i) (and Defaulting Lenders shall not participate therein) and any unallocated participations in Swing Line Loans of the Defaulting Lender shall be cash collateralized.

In the event that the Revolving Loan Administrative Agent, the Company, the Issuer and the Swing Line Lender each agree that a Defaulting Lender has adequately remedied all matters that caused such Revolving Loan Lender to be a Defaulting Lender, then the Letter of Credit Outstandings and/or participations in Swing Line Loans of the Revolving Loan Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Loan Commitments, and on such date the Revolving Loan Administrative Agent shall return to the Company any cash collateral that has been granted pursuant to this Section 2.10.”

SECTION 1.03 Amendments to Article III. Article III of the Existing Credit Agreement is hereby amended as set forth below:

(a) Section 3.1.1(f) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(f) Within five Business Days following receipt by the Company or any Subsidiary of any Net Disposition Proceeds resulting from Dispositions made pursuant to clause (c) of Section 7.2.8 (but only to the extent that the aggregate amount of such Net Disposition Proceeds exceeds $20,000,000 since the Amendment No. 4 Effective Date) or Net Casualty Proceeds, the Company shall deliver to the Administrative Agents a calculation of the amount of such proceeds and the Company shall (I) make, or cause to be made, a mandatory prepayment of the Loans as set forth in Section 3.1.2 in an amount equal to 100% of such Net Disposition Proceeds or Net Casualty Proceeds or, if applicable in the case of any such Net Disposition Proceeds, the greater of (x) 95% of such Net Disposition Proceeds or (y) 100% of such Net Disposition Proceeds less the amount of any working capital purchase price adjustment payments that in the good faith judgment of the Company may be required to be made by the Company or its Subsidiaries no later than 90 days following such receipt (“Working Capital Payments”), and (II) in the event that less than 100% of such Net Disposition Proceeds are applied to make a mandatory prepayment of the Loans as described above, deposit, or cause to be deposited, an amount equal to the lesser of (x) 5% of such Net Disposition Proceeds or (y) the amount of applicable Working Capital Payments, into a cash collateral account maintained with (and subject to documentation reasonably satisfactory to) the Collateral Agent for the benefit of the Secured Parties (and over which the Collateral Agent shall have a first priority perfected Lien) pending application as a mandatory prepayment or working capital purchase price adjustment payment (amounts deposited in such cash collateral account shall be invested in Cash Equivalent Investments, as directed by the Company), and thereafter upon the earlier of (i) 90 days following such receipt by the Company or the applicable Subsidiary of such Net Disposition Proceeds or (ii) the date that the Company or its applicable Subsidiary makes the applicable working capital purchase price adjustment payment from the amount on deposit in the cash collateral account or determines that no such payment is required to be made, the Company shall make a mandatory prepayment of the Loans as set forth in Section 3.1.2 in an amount equal to any remaining amount on deposit in the cash collateral account; provided that upon written notice by the Company to the Administrative Agents not more than five Business Days following receipt of any Net Disposition Proceeds resulting from a Disposition or series of related Dispositions where such Net Disposition Proceeds in the aggregate are in an amount less than $5,000,000 (“Reinvestment Proceeds”) or receipt of any Net Casualty Proceeds (in each case, so long as no Default has occurred and is continuing), such proceeds may be retained by the Company and its Subsidiaries (which retained proceeds (i) shall be excluded from the prepayment requirements of this clause and (ii) may, in the Company’s discretion, be used to repay outstanding Revolving Loans without a corresponding permanent reduction of the Revolving Loan Commitment Amount pending reinvestment in accordance with the terms hereof) if:

(A) the Company informs the Administrative Agents in such notice of its good faith intention to apply (or cause one or more of the Subsidiary Guarantors to apply) such Reinvestment Proceeds or Net Casualty Proceeds to the acquisition of other assets or properties or the consummation of the restructuring of other assets or properties of the Company and/or its Subsidiaries; provided that such acquired assets or properties are owned by the Company or a Subsidiary, the Capital Securities of which has been pledged to the Collateral Agent for the benefit of the Secured Parties (and, with respect to such Capital Securities, over which the Collateral Agent shall have a first priority perfected Lien) pursuant to the terms hereof and the other Loan Documents, consistent with the businesses permitted to be conducted pursuant to Section 7.2.1 (including by way of merger or Investment), and

(B) within one year following the receipt of such Reinvestment Proceeds or within 180 days following receipt of such Net Casualty Proceeds, such proceeds are applied or committed to such application.

The amount of such Reinvestment Proceeds or Net Casualty Proceeds unused or uncommitted after such one year or 180 day period, as applicable, shall be applied to prepay the Loans as set forth in Section 3.1.2. At any time after receipt of any such Reinvestment Proceeds and Net Casualty Proceeds in the aggregate in excess of $5,000,000 but prior to the application thereof to a mandatory prepayment or the acquisition of other assets or properties as described above, upon the request by the Administrative Agents to the Company, the Company shall deposit an amount equal to such Reinvestment Proceeds and Net Casualty Proceeds into a cash collateral account maintained with (and subject to documentation reasonably satisfactory to) the Collateral Agent for the benefit of the Secured Parties (and over which the Collateral Agent shall have a first priority perfected Lien) pending application as a prepayment or to be released as requested by the Company in respect of such acquisition. Amounts deposited in such cash collateral account shall be invested in Cash Equivalent Investments, as directed by the Company. Notwithstanding the foregoing, in the event that the application of Net Disposition Proceeds or Net Casualty Proceeds by any Foreign Subsidiary to repay the Loans as required by this clause would result in a materially increased Tax liability for the Company (as reasonably determined by the Company in consultation with the Administrative Agents), such Foreign Subsidiary shall not be required to apply such Net Disposition Proceeds or such Net Casualty Proceeds to prepay the Loans. For the avoidance of doubt, any Net Disposition Proceeds resulting from Dispositions consummated prior to the effectiveness of Amendment No. 4 shall be applied in accordance with this Agreement, without giving effect to Amendment No. 4.”

(b) Section 3.1.1(g) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“[Reserved.]”

(c) Section 3.1.2(a) of the Existing Credit Agreement is hereby amended by replacing the words “Subject to clause (b)” set forth therein with the words “Subject to clause (b) and clause (c) set forth below”.

(d) Section 3.1.2(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Each prepayment of the Loans made pursuant to clause (f) of Section 3.1.1 shall be applied on a pro rata basis between the then outstanding Term Loans and the Revolving Loan Commitment Amount then in effect as a mandatory prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied in inverse order in accordance with the amount of each remaining Term Loan amortization payment) and to the prepayment of any outstanding Revolving Loans (with a corresponding permanent reduction to the Revolving Loan Commitment Amount to the extent such reduction would not result in the Revolving Loan Commitment Amount being less than $150,000,000 (it being understood and agreed that the entire amount of such prepayment that was to be applied to outstanding Revolving Loans shall nonetheless be applied to the prepayment of outstanding Revolving Loans)); provided, that if the amount of the prepayment to be applied to outstanding Revolving Loans is in excess of the actual amount of outstanding Revolving Loans at the time of such prepayment, such excess amount may be retained by the Company and its Subsidiaries to be used for general corporate purposes to the extent not otherwise prohibited by this Agreement, but the Revolving Loan Commitment Amount shall nonetheless be permanently reduced by the entire amount that was to be applied to outstanding Revolving Loans but only to the extent such reduction would not result in the Revolving Loan Commitment Amount being less than $150,000,000; provided, further, that if at the time of the making of such prepayment of the Loans, the Revolving Loan Commitment Amount is less than or equal to $150,000,000, then the entire amount of such prepayment shall be applied as a mandatory prepayment of the outstanding principal amount of all Term Loans (with the amount of such prepayment of the Term Loans being applied in inverse order in accordance with the amount of each remaining Term Loan amortization payment). The Company shall give prior written notice to the Administrative Agents of any mandatory prepayment made in connection with this clause (including the date and an estimate of the aggregate amount of such mandatory prepayment) at least five Business Days prior thereto; provided that the failure to give such notice shall not relieve the Company of its obligations to make such mandatory prepayments.”

(e) Section 3.1.2(d) of the Existing Credit Agreement is hereby deleted in its entirety.

SECTION 1.04 Amendment to Article IV. Article IV of the Existing Credit Agreement is hereby amended as set forth below:

(a) Section 4.10 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“If any Lender (an “Affected Lender”) (a) fails to consent to an election, consent, amendment, waiver or other modification to this Agreement or other Loan Document that requires the consent of a greater percentage of the Lenders than the Required Lenders and such election, consent, amendment, waiver or other modification is otherwise consented to by the Required Lenders, (b) makes a demand upon the Company for (or if the Company is otherwise required to pay) amounts pursuant to Section 4.3, 4.5 or 4.6 (and the payment of such amounts are, and are likely to continue to be, more onerous in the reasonable judgment of the Company than with respect to the other Lenders), or gives notice pursuant to Section 4.1 requiring a conversion of such Affected Lender’s LIBO Rate Loans to Base Rate Loans or suspending such Lender’s obligation to make Loans as, or to convert Loans into, LIBO Rate Loans, or (c) becomes a Defaulting Lender, the Company may, within 30 days of such consent by the Required Lenders, such receipt by the Company of such demand or notice or such Lender becoming a Defaulting Lender, as the case may be, give notice (a “Replacement Notice”) in writing to the applicable Administrative Agent and such Affected Lender of its intention to cause such Affected Lender to sell all or any portion of its Loans, Commitments and/or Notes to an Eligible Assignee (a “Replacement Lender”) designated in such Replacement Notice; provided that no Replacement Notice may be given by the Company if (i) such replacement conflicts with any applicable law or regulation, (ii) any Event of Default (other than, in the case of the replacement of a Defaulting Lender, as a result of the failure of the Company to satisfy its cash collateralization obligations pursuant to Section 2.10(a)(ii)) shall have occurred and be continuing at the time of such replacement or (iii) prior to any such replacement, such Lender shall have taken any necessary action under Section 4.5 or 4.6 (if applicable) so as to eliminate the continued need for payment of amounts owing pursuant to Section 4.5 or 4.6. If the applicable Administrative Agent shall, in the exercise of its reasonable discretion and within 30 days of its receipt of such Replacement Notice, notify the Company and such Affected Lender in writing that the Replacement Lender is satisfactory to the applicable Administrative Agent (such consent not being required where the Replacement Lender is already a Lender), then such Affected Lender shall, subject to the payment of any amounts due pursuant to Section 4.4, assign, in accordance with Section 10.11, the portion of its Commitments, Loans, Notes (if any) and other rights and obligations under this Agreement and all other Loan Documents (including Reimbursement Obligations, if applicable) designated in the Replacement Notice to such Replacement Lender; provided that (i) such assignment shall be without recourse, representation or warranty and shall be on terms and conditions reasonably satisfactory to such Affected Lender and such Replacement Lender, (ii) the purchase price paid by such Replacement Lender shall be in the amount of such Affected Lender’s Loans designated in the Replacement Notice and/or its Percentage of outstanding Reimbursement Obligations, as applicable, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (including the amounts demanded and unreimbursed under Sections 4.3, 4.5 and 4.6), owing to such Affected Lender hereunder and (iii) the Company shall pay to the Affected Lender and the applicable Administrative Agent all reasonable out-of-pocket expenses incurred by the Affected Lender and such Administrative Agent in connection with such assignment and assumption (including the processing fees described in Section 10.11). Upon the effective date of an assignment described above, the Replacement Lender shall become a “Lender” for all purposes under the Loan Documents. Each Lender hereby grants to each Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any assignment agreement necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section.”

SECTION 1.05 Amendments to Article VII. Article VII of the Existing Credit Agreement is hereby amended as set forth below:

(a) Section 7.1.1 of the Existing Credit Agreement is hereby amended by deleting the word “and” from the end of clause (h) thereof, by renaming existing clause (i) thereof as a new clause (j) thereof and by adding the following as a new clause (i) thereof:

“(i) commencing with the month ending March 31, 2009, as soon as available and in any event within 10 Business Days after the end of each month, a report reflecting the projected monthly change in cash and debt balances, including sources and uses and underlying assumptions, for the Company which is used for internal reporting purposes and is based on the Company’s management’s estimates for each of the three months immediately following such month, in a format acceptable to the Administrative Agents; and”.

(b) Article VII of the Existing Credit Agreement is hereby amended by adding the following as a new Section 7.1.14:

“Section 7.1.14 Consultant. The Company will, and will cause each of its Subsidiaries to, permit a consultant hired by the Administrative Agents, at reasonable times and intervals and upon reasonable notice to the Company, to visit each of the Company’s and its Subsidiaries’ offices, to discuss such Person’s financial matters with its officers and employees and to examine (and photocopy extracts from) any of such Person’s books and records; provided, that the Company and its Subsidiaries shall only have obligations pursuant to this sentence to the extent that such consultant executes and delivers a customary confidentiality agreement and agrees to deliver to the Company a copy of its final written report; and provided, further, that the Company’s and its Subsidiaries’ obligations pursuant to this sentence shall terminate upon such consultant’s delivery of its final written report to the Administrative Agents. The Borrowers agree to pay on demand the reasonable fees and out-of-pocket expenses of such consultant to the Administrative Agents.”

(c) Section 7.2.2 of the Existing Credit Agreement is hereby amended by deleting the word “and” from the end of clause (l) thereof, by adding the word “and” at the end of clause (m) and by adding the following as a new clause (n) thereof:

“(n) unsecured Indebtedness of the Company in an aggregate amount at any time outstanding not to exceed $20,000,000, the net proceeds of which are used solely to fund the Company’s cash collateralization obligations pursuant to Section 2.10(a)(ii); provided that immediately prior to the incurrence of any such Indebtedness, the Company and its Subsidiaries shall not have cash on hand and Cash Equivalent Investments in an aggregate amount equal to the amount necessary to satisfy the Company’s cash collateralization obligations pursuant to Section 2.10(a)(ii) plus $20,000,000;”.

(d) Section 7.2.4 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

“The Company will not permit any of the events set forth below to occur.

(a) The Company will not permit the Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

Period	Leverage Ratio

January 1, 2009 through and including March 31, 2009	5.50:1.00
April 1, 2009 through and including June 30, 2009	6.75:1.00
July 1, 2009 through and including September 30, 2009	7.00:1.00
October 1, 2009 through and including September 30, 2010	5.75:1.00
October 1, 2010 and thereafter	5.25:1.00

(b) The Company will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

Period	Fixed Charge Coverage Ratio

January 1, 2009 through and including March 31, 2009	1.20:1.00

April 1, 2009 through and including September 30, 2009	1.00:1.00

October 1, 2009 and thereafter	1.10:1.00

(c) The Company will not permit EBITDA (i) for the period from January 1, 2009 through and including March 31, 2009 to be less than $8,000,000, (ii) for the period from January 1, 2009 through and including June 30, 2009 to be less than $38,000,000, (iii) for the period from January 1, 2009 through and including September 30, 2009 to be less than $74,000,000 and (iv) for the period from January 1, 2009 through and including December 31, 2009 to be less than $102,000,000.

(d) For the purposes of determining compliance with the covenant set forth in Section 7.2.4(c), following consummation of a Permitted Acquisition, the minimum EBITDA amounts set forth (A) in clause (c)(i) above shall be increased by 100% of EBITDA of the entity or assets being acquired for the Fiscal Quarter period most recently ended prior to the consummation of such Permitted Acquisition, (B) in clause (c)(ii) above shall be increased by 100% of EBITDA of the entity or assets being acquired for the two Fiscal Quarter period most recently ended prior to the consummation of such Permitted Acquisition, (C) in clause (c)(iii) above shall be increased by 100% of EBITDA of the entity or assets being acquired for the three Fiscal Quarter period most recently ended prior to the consummation of such Permitted Acquisition and (D) in clause (c)(iv) above shall be increased by 100% of EBITDA of the entity or assets being acquired for the four Fiscal Quarter period most recently ended prior to the consummation of such Permitted Acquisition.”

(e) Section 7.2.5(h) of the Existing Credit Agreement is hereby amended by adding the following to the end thereof:

“, provided that at the time of the making of any such Investment and after giving effect thereto and to any incurrence of Indebtedness in connection therewith, the Leverage Ratio on a pro forma basis is less than 3.50:1.00;”.

(f) Section 7.2.6(b) of the Existing Credit Agreement is hereby amended by adding the following to the end thereof:

“, provided that the amount of Restricted Payments that may at any time be made during any Fiscal Quarter pursuant to clause (b) of this Section 7.2.6, when combined with the aggregate amount of Restricted Payments previously made in the applicable Fiscal Quarter pursuant to clause (b) of this Section 7.2.6, shall not exceed (i) $0, if at the time of the making of such Restricted Payment and after giving effect thereto and to any incurrence of Indebtedness in connection therewith, the Leverage Ratio on a pro forma basis is greater than or equal to 5.50:1.00 and (ii) $221,000, if at the time of the making of such Restricted Payment and after giving effect thereto and to any incurrence of Indebtedness in connection therewith, the Leverage Ratio on a pro forma basis is less than 5.50:1.00; provided, further, that the preceding proviso shall not apply to Restricted Payments consisting of dividends on the Company’s Capital Securities made during the Fiscal Quarter ending March 31, 2009 in an amount not to exceed $650,000.”

(g) Section 7.2.7(b) of the Existing Credit Agreement is hereby amended by adding the following to the end thereof:

“, provided that at the time of the making of any such purchase or acquisition and after giving effect thereto and to any incurrence of Indebtedness in connection therewith, the Leverage Ratio on a pro forma basis is less than 3.50:1.00;”.

(h) Section 7.2.8(c) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) (i) for fair market value (and the Company shall promptly deliver to the Administrative Agents a resolution adopted by the Company’s board of directors confirming its determination in good faith that such Disposition is for fair market value if the Net Disposition Proceeds resulting therefrom are in excess of $300,000,000) and the consideration received consists of no less than 80% in cash, (ii) the Net Disposition Proceeds from such Disposition are applied pursuant to Sections 3.1.1 and 3.1.2 and (iii) at the time of the consummation of such Disposition and after giving effect thereto and to any incurrence of Indebtedness in connection therewith, the Leverage Ratio on a pro forma basis (A) is not greater than the Leverage Ratio as calculated at such time without giving effect to such Disposition and (B) shall not be greater than the maximum Leverage Ratio permitted pursuant to Section 7.2.4(a) for the applicable period; provided that the requirements of clause (iii) of this Section 7.2.8(c) shall only apply if (A) the Net Disposition Proceeds resulting from such Disposition are more than $5,000,000 and (B) the EBITDA attributable to the Disposed assets or businesses constitutes more than 1% of EBITDA for the four Fiscal Quarter period most recently ended for which financial statements of the Company have been delivered to the Administrative Agents;”.

(i) Section 7.2.8(f) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“[Reserved.]”.

(j) Section 7.2.8(h) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“[Reserved.]”.

(k) Article VII of the Existing Credit Agreement is hereby amended by adding the following as a new Section 7.2.13:

“Section 7.2.13 Cash Deposits, Letters of Credit and Other Credit Support. Notwithstanding anything to the contrary in this Agreement (including Section 7.2.3 hereof) or any other Loan Document, the Company will not, and will not permit any of its Subsidiaries to, place any cash or Cash Equivalent Investments on deposit as cash collateral or provide letters of credit or other credit support in favor of lessors under the Company’s and its Subsidiaries’ metals leases, except for such deposits, letters of credit and credit support in an aggregate amount at any time outstanding not to exceed $120,000,000.”

SECTION 1.06 Amendment to Article X. Article X of the Existing Credit Agreement is hereby amended as set forth below:

(a) The first sentence of Section 10.3 is hereby amended to replace the name “Mayer, Brown, Rowe & Maw LLP” with the name “Latham & Watkins LLP”.

SECTION 1.07 Amendment to Exhibits. Exhibit E to the Existing Credit Agreement is hereby amended and restated in the form set forth on Annex I to this Amendment No. 4.

SECTION 1.08 Amendments to Schedules. Certain schedules to the Existing Credit Agreement and the Pledge and Security Agreement are hereby amended and restated in the form set forth on Annex II to this Amendment No. 4.

ARTICLE II.
EFFECTIVENESS

SECTION 2.01 Conditions of Effectiveness. This Amendment No. 4 shall become effective on the date (the “Amendment No. 4 Effective Date”) on which:

(a) The Administrative Agents shall have received duly executed and delivered counterparts of this Amendment No. 4 that, when taken together, bear the signatures of the Company and the Required Lenders.

(b) The Company shall have paid to the Administrative Agents for the account of each Lender that has executed and delivered a signature page approving this Amendment No. 4 on or before 5 p.m. (New York City time) on Tuesday, March 10, 2009, a fee in an amount equal to 1.0% of the aggregate Revolving Loan Commitments (whether used or unused) and outstanding Term Loans as of 5 p.m. (New York City time) on Tuesday, March 10, 2009 of such Lender.

(c) The Company shall have paid to the Administrative Agents all outstanding fees, costs and expenses owing to the Administrative Agents and its Affiliates as of such date, except that the Company shall pay the reasonable fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agents within seven days following receipt of an invoice therefor and such payment shall not constitute a condition to the occurrence of the Amendment No. 4 Effective Date.

(d) The Administrative Agents shall have received the Affirmation and Consent, dated as of the Amendment No. 4 Effective Date, duly authorized, executed, acknowledged and delivered by the Company and each Subsidiary Guarantor.

(e) The Administrative Agents and Lenders shall have received such other documents, information or agreements regarding the Borrowers as either Administrative Agent or the Collateral Agent may reasonably request.

(f) Each Borrower shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Amendment.

ARTICLE III.
MISCELLANEOUS

SECTION 3.01 Representations and Warranties. To induce the other parties hereto to enter into this Amendment No. 4, the Company represents and warrants to each of the Lenders and the Administrative Agents that, as of the Amendment No. 4 Effective Date:

(a) This Amendment No. 4 has been duly authorized, executed and delivered by the Company, and this Amendment No. 4 and the Credit Agreement, as amended hereby, constitutes the Company’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties set forth in the Credit Agreement and each other Loan Document are, in each case after giving effect to this Amendment No. 4, true and correct in all material respects on and as of the Amendment No. 4 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

(c) No Default has occurred and is continuing.

SECTION 3.02 Cross-References. References in this Amendment No. 4 to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment No. 4.

SECTION 3.03 Loan Document Pursuant to Existing Credit Agreement. This Amendment No. 4 is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Article X thereof.

SECTION 3.04 Successors and Assigns. This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 3.05 Counterparts. This Amendment No. 4 may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 4 by facsimile (or pdf or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment No. 4.

SECTION 3.06 Governing Law. THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.07 Full Force and Effect; Limited Amendment.

(a) Except as expressly set forth herein, this Amendment No. 4 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agents or the Collateral Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On the Amendment No. 4 Effective Date, the Existing Credit Agreement shall be amended as provided herein. On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “Amendment No. 4”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. The parties hereto acknowledge and agree that (i) this Amendment No. 4 and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Obligations” (as defined in the Loan Documents) under the Credit Agreement as in effect prior to the Amendment No. 4 Effective Date; (ii) such “Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this Amendment No. 4; and (iii) the Liens and security interests as granted under the Loan Documents securing payment of such “Obligations” are in all such respects continuing in full force and effect and secure the payments of the “Obligations”.

SECTION 3.08 Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 3.09 Waiver. If by June 30, 2009 the Company has not perfected the Collateral Agent’s security interest in and Lien on the Capital Securities of Ferro B.V., a company organized under the laws of Holland, as contemplated by Section 7.1.13 of the Existing Credit Agreement, the Required Lenders hereby, as of June 30, 2009, permanently waive the Company’s obligation to so perfect such security interest and Lien; provided that if reasonably requested by either Administrative Agent after June 30, 2009, the Company shall use commercially reasonable efforts to perfect the Collateral Agent’s security interest and Lien on the Capital Securities of Ferro B.V.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

FERRO CORPORATION

By: /s/ John T. Bingle

Name: John T. Bingle
Title:	Treasurer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Term Loan Administrative Agent and a Lender

By: /s/ Bill O’Daly
Name: Bill O’Daly
Title: Director

By: /s/ Karim Blasetti
Name: Karim Blasetti
Title: Vice PresidentNATIONAL CITY
BANK, as Revolving Loan Administrative Agent,

Collateral Agent, Issuer, Swing Line Lender and a Lender

By: /s/ Robert S. Coleman
Name: Robert S. Coleman
Title: Senior Vice President

SIGNATURE PAGE TO
FOURTH AMENDMENT
DATED AS OF THE DATE FIRST WRITTEN ABOVE,
TO THE FERRO CORPORATION.
AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF JUNE 7, 2007

BALTIC FUNDING LLC

as a Lender

By: /s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

SANKATY ADVISORS, LLC, as Collateral
Manager for AVERY POINT CLO, LTD.,

as a Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral

Manager for CASTLE HILL I – INGOTS. LTD.,

as a Term Loan Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral
Manager for CASTLE HILL II – INGOTS. LTD.,

as a Term Loan Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral

Manager for CASTLE HILL III CLO, LIMITED

as a Term Loan Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral
Manager for LOAN FUNDING XI LLC

as a Term Loan Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral

Manager for CHATHAM LIGHT II CLO, LIMITED,

as a Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

KATONAH III, LTD. by SANKATY ADVISORS
LLC as Sub-Advisors

as a Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral

Manager for RACE POINT CLO, LIMITED,

as a Term Loan Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

SANKATY ADVISORS, LLC, as Collateral
Manager for RACE POINT II CLO, LIMITED,

as a Term Loan Lender

By: /s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

FORTIS BANK SA/NV, New York Branch,

as a Lender

By: /s/ Douglas Riahl
Name: Douglas Riahl
Title: Managing Director

By: /s/ John W. Deegan
Name: John W. Deegan
Title: Director & Group Head

FORTIS CAPITAL CORP.

as a Lender

By: /s/ Douglas Riahl
Name: Douglas Riahl
Title: Managing Director

By: /s/ John W. Deegan
Name: John W. Deegan
Title: Director & Group Head

CITICORP NORTH AMERICA, INC.,

as a Lender

By: /s/ Thomas Ng
Name: Thomas Ng
Title: Vice President

SENIOR DEBT PORTFOLIO, by Boston Management
And Research, as Investment Advisor

as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND,
by Eaton Vance Management, as Investment Advisor

as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

EATON VANCE MEDALLION FLOATING-RATE
INCOME PORTFOLIO, by Eaton Vance Management,
as Investment Advisor

as a Lender

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

METROPOLITAN LIFE INSURANCE COMPANY

as a Lender

By: /s/ James R. Dingler
Name: James R. Dingler
Title: Managing Director

METLIFE INSURANCE COMPANY OF CONNECTICUT

as a Lender

By: /s/ James R. Dingler
Name: James R. Dingler
Title: Managing Director

STANWICH LOAN FUNDING LLC

as a Lender

By: /s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

TRISTATE CAPITAL BANK,

as a Lender

By: /s/ Paul J. Oris
Name: Paul J. Oris
Title: Senior Vice President

The PRIVATEBANK AND TRUST COMPANY,

as a Lender

By: /s/ John D. Barrett
Name: John D. Barrett
Title: Managing Director

BANK OF AMERICA,

as a Lender

By: /s/ Matthew B.
Name: Matthew B.
Title: Vice President

US BANK, N.A.,

as a Lender

By: /s/ Patrick McGraw
Name: Patrick McGraw
Title: Vice President

QUALCOMM GLOBAL TRADING, INC., by

Morgan Stanley Investment Management Inc. as Investment Advisor

as a Lender

By: /s/ Robert Drobny
Name: Robert Drobny
Title: Executive Director

VAN KAMPEN SENIOR LOAN FUND, by
Van Kampen Asset Management

as a Lender

By: /s/ Robert Drobny
Name: Robert Drobny
Title: Executive Director

VAN KAMPEN SENIOR INTEREST TRUST, by
Van Kampen Asset Management

as a Lender

By: /s/ Robert Drobny
Name: Robert Drobny
Title: Executive Director

CONFLUENT 3 LIMITED, by

Morgan Stanley Investment Management Inc. as Investment Advisor

as a Lender

By: /s/ Robert Drobny
Name: Robert Drobny
Title: Executive Director

MORGAN STANLEY PRIME INCOME TRUST

as a Lender

By: /s/ Robert Drobny
Name: Robert Drobny
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,

as a Lender

By: /s/ Robert S. Sheppard
Name: Robert S. Sheppard
Title: Vice President

RBS CITIZENS, NATIONAL ASSOCIATION
F/K/A CHARTER ONE BANK, N.A.,

as a Lender

By: /s/ Patrick F. Dunphy
Name: Patrick F. Dunphy
Title: Senior Vice President

FIRST COMMONWEALTH BANK,

as a Lender

By: /s/ Stephen J. Orban
Name: Stephen J. Orban
Title: Vice President

KEYBANK NATIONAL ASSOCIATION

as a Lender

By: /s/ Brian P. Fox
Name: Brian P. Fox
Title: Assistant Vice President

ARMSTRONG LOAN FUNDING, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

BRENTWOOD CLO LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

LOAN FUNDING IV LLC, as a Lender

By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

EASTLAND CLO, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

GRAYSON CLO, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

GREENBRIAR CLO, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

HIGHLAND OFFSHORE PARTNERS, L.P., as a Lender

By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

JASPER CLO, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

LIBERTY CLO, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

LOAN STAR STATE TRUST, as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

RED RIVER CLO LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

ROCKWALL CDO LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

ROCKWALL CDO II LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

SOUTHFORK CLO, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

STRATFORD CLO, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

LOAN FUNDING VII LLC, as a Lender

By: Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

WESTCHESTER CLO, LTD., as a Lender
By: Highland Capital Management, L.P., as Collateral Manager

By: Strand Advisors, Inc., its General Partner

By: /s/ Michael Pusateri
Name: Michael Pusateri
Title: Chief Operating Officer

PNC BANK, N.A.,

as a Lender

By: /s/ Patrick Flaherty
Name: Patrick Flaherty
Title: Assistant Vice President

CREDIT SUISSE LOAN FUNDING LLC

as a Lender

By: /s/ Barry Zamore
Name: Barry Zamore
Title: Managing Director

By: /s/ Kenneth Hoffman
Name: Kenneth Hoffman
Title: Managing Director

FIRSTMERIT BANK, N.A.,

as a Lender

By: /s/ Robert G. Morlan
Name: Robert G. Morlan
Title: Senior Vice President

FIFTH THIRD BANK,

as a Lender

By: /s/ Roy C. Lanctot
Name: Roy C. Lanctot
Title: Vice President

MARKET SQUARE CLO LTD., as a Lender

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

MARQUETTE PARK CLO LTD., as a Lender

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

LONG GROVE CLO LTD., as a Lender

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

FOREST CREEK CLO LTD., as a Lender

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

CUMBERLAND II CLO LTD.

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

BURR RIDGE CLO PLUS LTD.

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

BRIDGEPORT CLO II LTD.

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

BRIDGEPORT CLO LTD.

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

SCHILLER PARK CLO LTD.

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Carol Kiel
Name: Carol Kiel
Title: Senior Vice President

CREDIT SUISSE ALTERNATIVE CAPITAL, as collateral manager
for the following CLOs and funds:

CSAM Funding I
CSAM Funding II
CSAM Funding III
CSAM Funding IV
Atrium CDO
Atrium III
Atrium V
Atrium VI
CS Senior Loan Fund
Madison Park Funding
Madison Park Funding II
Madison Park Funding III
Madison Park Funding IV
Madison Park Funding V
Madison Park Funding VI

By: /s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

LATITUDE CLO II, LTD.

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

LATITUDE CLO III, LTD.

By: Deerfield Capital Management LLC, as its Collateral Manager

By: /s/ Kirk Wallace
Name: Kirk Wallace
Title: Senior Vice President

GANNETT PEAK CLO I, LTD.

By: McDonnell Investment Management, LLC, as Investment Manager

By: /s/ Brian J. Murphy
Name: Brian J. Murphy
Title: Vice President

MCDONNELL LOAN OPPORTUNITY LTD..

By: McDonnell Investment Management, LLC, as Investment Manager

By: /s/ Brian J. Murphy
Name: Brian J. Murphy
Title: Vice President

ANNEX I TO FOURTH AMENDMENT

EXHIBIT E

[FORM OF] COMPLIANCE CERTIFICATE

FERRO CORPORATION

This Compliance Certificate is delivered pursuant to Section [5.1.6][7.1.1] of the Amended and Restated Credit Agreement, dated as of June 8, 2007 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Ferro Corporation, an Ohio corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Lenders, Credit Suisse, Cayman Islands Branch, as the Term Loan Administrative Agent, National City Bank, as the Revolving Loan Administrative Agent and the Collateral Agent, Keybank National Association, as the Documentation Agent, and Citigroup Global Markets, Inc., as the Syndication Agent. Terms used herein, unless otherwise defined herein, have the meanings provided in the Credit Agreement.

The Company hereby certifies, represents and warrants that, as of              , 20       (the “Computation Date”), no Default had occurred and was continuing.1 The Company hereby further represents and warrants that as of the Computation Date:

1. Financial Covenants:

(a) The maximum Leverage Ratio permitted pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date is        to 1.00. The actual Leverage Ratio was        to 1.00, as computed on Attachment I hereto, and, accordingly, the covenant [has][has not] been complied with.

(b) The minimum Fixed Charge Coverage Ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement on the Computation Date is        to 1.00. The actual Fixed Charge Coverage Ratio was        to 1.00, as computed on Attachment II hereto, and, accordingly, the covenant [has][has not] been complied with.

(c) [The minimum EBITDA permitted pursuant to clause (c) of Section 7.2.42 of the Credit Agreement for the applicable period on the Computation Date is $     . The actual EBITDA for such period was $     , as computed on Attachment I hereto, and, accordingly, the covenant [has][has not] been complied with.]

2. Subsidiaries: No Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate.3

[3. Excess Cash Flow: The Excess Cash Flow was $     , as computed on Attachment III hereto.4]

IN WITNESS WHEREOF, the Company has caused this Compliance Certificate to be executed and delivered, and the certifications and warranties contained herein to be made on behalf of the Company, by the chief financial or accounting Authorized Officer of the Company as of               ,20      .

FERRO CORPORATION

By—

Name:

Title:Attachment I
(to __/__/__ Compliance
Certificate)

LEVERAGE RATIO
as of the last day of the Fiscal Quarter ending on or
immediately preceding the Computation Date

1. Total Debt: the outstanding principal amount of the following types of Indebtedness of the Company and its Subsidiaries as of the
last day of the Fiscal Quarter ending on or immediately preceding the Computation Date (exclusive of intercompany Indebtedness between the Company and its Subsidiaries):

(a) all obligations of such Person for borrowed money
or advances and all obligations of such Person
evidenced by bonds, debentures, notes or similar
instruments (which, in the case of the Loans, shall be
deemed to equal the Dollar Equivalent (determined as of
the most recent Revaluation Date) for any Loans
denominated in an Alternate Currency).
$

(b) all obligations, contingent or otherwise, relative
to the face amount of all letters of credit, whether or
not drawn, and banker’s acceptances issued for the
account of such Person (which, in the case of Letter of
Credit Outstandings, shall be deemed to equal the
Dollar Equivalent (determined as of the most recent
Revaluation Date) for any Letter of Credit Outstandings
denominated in an Alternate Currency).
$

(c) all monetary obligations of such Person and its
Subsidiaries under any leasing or similar arrangement
which have been (or, in accordance with GAAP, should
be) classified as capitalized leases, and for purposes
of each Loan Document the amount of such obligations
shall be the capitalized amount thereof, determined in
accordance with GAAP, and the stated maturity thereof
shall be the date of the last payment of rent or any
other amount due under such lease prior to the first
date upon which such lease may be terminated by the
lessee without payment of a premium or a penalty
(“Capitalized Lease Liabilities”).
$

(d) obligations arising under any lease (including
leases that may be terminated by the lessee at any
time) of any property (whether real, personal or mixed)
(i) that is not a capital lease in accordance with GAAP
and (ii) in respect of which the lessee retains or
obtains ownership of the property so leased for federal
income tax purposes, other than any such lease under
which that Person is the lessor (synthetic leases).
$

(e) all obligations (other than intercompany obligations) of such Person pursuant to any Permitted Receivables Program.	$

(f) the stated value, or liquidation value if higher, of all Redeemable Stock of such Person.	$

(g) (without duplication) any Contingent Liability in respect of Items 1(a) through l(f).	$

(h) The sum of Items 1(a) through 1(g).	$

2. EBITDA as of the last day of the Fiscal Quarter ending on or immediately preceding the Computation Date and each of the three immediately preceding Fiscal Quarters:
(a) Net Income: the aggregate of all amounts
(exclusive of all amounts in respect of (i)
extraordinary gains and losses, (ii) whether or not
extraordinary, gains and losses on asset sales and
(iii) whether or not extraordinary, gains and losses
resulting from the extinguishment of Indebtedness of
the Company or any of its Subsidiaries) which would be
included as net income on the consolidated financial
statements of the Company and its Subsidiaries for such
period.
$

plus, to the extent deducted in determining Net Income:

(b) amounts attributable to amortization.	$

(c) income tax expense.	$

(d) the aggregate interest expense (both accrued and
paid and net of interest income paid during the
applicable period to the Company and its Subsidiaries)
of the Company and its Subsidiaries for such period,
including the portion of any payments made in respect
of Capitalized Lease Liabilities allocable to interest
expense (“Interest Expense”).
$

(e) depreciation of assets.	$

(f) expenses incurred in connection with the Company’s accounting investigations and audit expenses[5].	$

(g) restructuring expenses (including expenses relating to modifications to the Company’s retirement programs)[6].	$

(h) restructuring expenses related to additional restructuring initiatives for the 2007, 2008 and 2009 Fiscal Years[7].	$

(i) restructuring expenses that are related to cost-savings initiatives related to additional restructuring initiatives for the 2009 and 2010 Fiscal Years[8].	$

(j) non-cash pension expenses with respect to the 2009 Fiscal Year incurred in excess of cash contributions in connection with pension plans[9].	$

(k) non-recurring fees, cash charges and other cash
expenses paid in connection with the preparation,
negotiation, approval, execution and delivery of
Amendment No. 4. (including the fees and expenses of
the consultant referred to in Section 7.1.14 of the
Credit Agreement).
$

(l) non-cash expenses incurred in connection with asset write-offs, including, but not limited to, goodwill impairments.	$

(m) if applicable, any swap or hedge breakage costs
relating to interest rate swaps or hedges in effect on
the Amendment No. 4 Effective Date (including, without
limitation, any such costs incurred in connection with
a prepayment of the Term Loans) to the extent any such
costs do not constitute Interest Expense).
$

(n) non-cash losses resulting from mark-to-market accounting treatment of interest rate hedging agreements.	$

(o) non-cash losses resulting from mark-to-market
accounting treatment of metals owned by the Company as
of the date of determination and recorded as assets on
the consolidated balance sheet of the Company and its
Subsidiaries.
$

minus, to the extent added in determining Net Income:

(p) non-cash gains resulting from mark- to-market accounting treatment of interest rate hedging agreements

(q) non-cash gains resulting from mark- to-market
accounting treatment of metals owned by the Company as
of the date of determination and recorded as assets on
the consolidated balance sheet of the Company and its
Subsidiaries

(r) TOTAL EBITDA: The sum of Items 2(a) through 2(o), minus the sum of Items 2(p) through 2(q).	$

3. TOTAL LEVERAGE RATIO: ratio of Item 1(h) to Item 2(r)	: 1.00

Attachment II
(to __/__/__ Compliance
Certificate)

FIXED CHARGE COVERAGE RATIO
as of the last day of the Fiscal Quarter ending on or
immediately preceding the Computation Date

1. EBITDA (see Item 2(r) of Attachment I).	$

2. The aggregate amount of all expenditures of the Company and its
Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures on the Company’s Consolidated Statement of Cash Flows
(“Capital Expenditures”) [10]
$

3. The sum (for the Fiscal Quarter ending on or immediately preceding the Computation Date and the three immediately preceding Fiscal Quarters) of:.	$

(a) Interest Expense (refer to Item 2(d) of Attachment
I for definition) actually paid in cash during such
period (excluding (A) initial issuance costs paid in
connection with Indebtedness incurred in respect of the
Obligations, (B) any make-whole premium or Interest
Expense payable in connection with the prepayment of
Indebtedness under the 1998 Indenture, (C) if
applicable, any swap or hedge breakage costs relating
to interest rate swaps or hedges in effect on the
Amendment No. 4 Effective Date (including, without
limitation, any such costs incurred in connection with
a prepayment of the Term Loans)).
$

(b) scheduled principal repayments of Indebtedness
(other than Indebtedness issued under the Indentures)
actually made during such period (including repayments
of the Term Loans pursuant to clause (c) of Section
3.1.1 of the Credit Agreement).
$

(c) finance expenses paid in connection with the Permitted Receivables Program during such period.	$

(d) Restricted Payments made by the Company during such period[11].	$

4. Item 1 minus Item 2.	$

5. The sum of Items 3(a) through 3(d).	$

6. FIXED CHARGE COVERAGE RATIO: the ratio of Item 4 to Item 5	: 1.00

Attachment III
(to __/__/__ Compliance
Certificate)

EXCESS CASH FLOW
on the Computation Date

1. EBITDA (see Item 2(r) of Attachment I).	$

2. Interest Expense (refer to Item 2(d) of Attachment I for definition) actually paid in cash by the Company and its Subsidiaries.	$

3. scheduled and voluntary principal repayments, to the extent actually made, of Term Loans pursuant to clause (c) of Section 3.1.1 of the Credit Agreement.	$

4. all income Taxes actually paid in cash by the Company and its Subsidiaries.	$

5. Capital Expenditures (refer to Item 2 of Attachment II for definition) actually made by the Company and its Subsidiaries.	$

6. all Restricted Payments actually made by the Company in such period.	$

7. non-recurring fees, cash charges and other cash expenses paid by the Company and its Subsidiaries in connection with the
preparation, negotiation, approval, execution and delivery of
Amendment No. 4 (including the fees and expenses of the consultant referred to in Section 7.1.14 of the Credit Agreement)
$

8. The sum of Items 2 through 7.	$

9. EXCESS CASH FLOW: Item 1 minus Item 8.	$

[1]	If a Default has occurred, specify the details of such Default and the action that the Company or an Obligor has taken or proposes to take with respect thereto.

[2]	Following the consummation of a Permitted Acquisition, increase the minimum EBITDA amount of: (A) $8,000,000, if for the period from January 1, 2009 through and including March 31, 2009, by 100% of EBITDA of the entity or assets being acquired for the fiscal quarter period most recently ended prior to the consummation of such Permitted Acquisition, (B) $38,000,000, if for the period from January 1, 2009 through and including June 30, 2009, by 100% of EBITDA of the entity or assets being acquired for the two fiscal quarter period most recently ended prior to the consummation of such Permitted Acquisition, (C) $74,000,000, if for the period from January 1, 2009 through and including September 30, 2009, by 100% of EBITDA of the entity or assets being acquired for the three fiscal quarter period most recently ended prior to the consummation of such Permitted Acquisition and (D) $102,000,000, if for the period from January 1, 2009 through and including December 31, 2009, by 100% of EBITDA of the entity or assets being acquired for the four fiscal quarter period most recently ended prior to the consummation of such Permitted Acquisition.

[3]	If a Subsidiary has been formed or acquired since the delivery of the last Compliance Certificate, the Company must certify that such Subsidiary has complied with Section 7.1.8 of the Credit Agreement.

[4]	Use in the case of a Compliance Certificate delivered concurrently with the financial information pursuant to clause (b) of Section 7.1.1 of the Credit Agreement.

[5]	In an aggregate amount not to exceed $10,000,000 for each of the 2005 Fiscal Year and 2006 Fiscal Year, respectively, none of which remains available as of the Amendment No. 4 Effective Date.

[6]	In an aggregate amount not to exceed $30,000,000 in the aggregate for the 2006 and 2007 Fiscal Years, none of which remains available as of the Amendment No. 4 Effective Date.

[7]	In an amount not to exceed $30,000,000 in any such Fiscal Year or $45,000,000 in the aggregate for all such Fiscal Years , approximately $6,000,000 of which remains available as of September 30, 2008.

[8]	In an aggregate amount not to exceed $36,000,000 for the 2009 and 2010 Fiscal Years.

[9]	In an aggregate amount not to exceed $14,000,000 in such Fiscal Year.

[10]	Up to $30,000,000 of Capital Expenditures in each of the 2007, 2008 and 2009 Fiscal Years, not to exceed $45,000,000 of Capital Expenditures in all such Fiscal Years, in each case as related to restructuring initiatives, shall be excluded from such calculation, approximately $10,000,000 of which remains available as of September 30, 2008.

[11]	Calculate Restricted Payments made by the Company during the Fiscal Quarters ending on June 30, 2008, September 30, 2008 and December 31, 2008, on a pro forma basis as if the amount of each such Restricted Payment equals $221,000.

ANNEX II TO FOURTH AMENDMENT

SOLICITORS, 003554, 000059, 102726857.1, Ferro Fourth Amendment to Credit Agreement (Execution Copy with Conformed Sigs)